Exhibit 10.26

[SASSA LETTERHEAD]

29 February 2008

Attention: Chief Executive Officer
Cash Paymaster Services (Northern) (Proprietary) Limited
19A Schoeman Street
Polokwane

c/o 4th Floor President Place
Cnr Bolton Road and Jan Smuts Avenue
Rosebank
Johannesburg

Fax: (011) 343 2094

Dear Sir or Madam,

NOTICE OF EXTENSION: GRANT PAYMENT SERVICE PROVIDER CONTRACT FOR LIMPOPO PROVINCE

1.

As you are aware, the South African Social Security Agency (“SASSA”) came into being on 1 April 2006 through the coming into force of the South African Social Security Agency Act, Act No. 13 of 2004 (the “SASSA Act”). As a result of this, SASSA replaced the Limpopo Provincial Government as a party to the service level agreement entered into with Cash Paymaster Services (Northern) (Proprietary) Limited (“the service provider”) in March 2006. The function of the payment of grants and the responsibility and accountability therefore, now resides with SASSA.

2.	This letter serves to confirm that-

	2.1	the Agreement shall no longer automatically terminate on 31 March 2008 as provided for in the Letter of Extension dated 30 November 2006;

	2.2	the duration of the Agreement is hereby further extended until 31 March 2009 on the same terms and conditions on which the Agreement was entered into, provided that SASSA will have the right to:

2

2.2.1	terminate the Agreement on 30-days written notice to the service provider after the initial six months of the extension period within the period referred to above; and

2.2.2	extend the Agreement on 30-days written notice to the service provider.

3.

Kindly acknowledge your agreement to the extension of the Agreement as provided for in this letter by signing at the foot of this letter where indicated and return same to us by facsimile at 012 400 2256, marked for the attention of Mr Stalin Links, before 7 March 2008.

Yours faithfully

/s/ Fezile Makiwane
___________________________________
MR FEZILE MAKIWANE
CHIEF EXECUTIVE OFFICER

_______________________________________________________________________________________

ACKNOWLEDGEMENT OF EXTENSION

By signature below, Cash Paymaster Services (Northern) (Proprietary) Limited hereby accepts and consents to the amendment and extension of the Agreement on the terms and conditions contained in this notice.

Name: _N. Pillay_________________

Signature: _/s/ Nanda Pillay_________

      For and on behalf of
Cash Paymaster Services (Northern) (Proprietary) Ltd,
duly authorized

Date: ____07/03/2008____________